[2 year vesting form]
                             STOCK OPTION AGREEMENT
                                    Under The
                               FNB ROCHESTER CORP.
                             1992 STOCK OPTION PLAN

                  STOCK OPTION AGREEMENT, dated as of ____________ (the "Date of Grant"), is made by and between FNB ROCHESTER CORP., a New York corporation (the "Company") and [NAME] (the "Option Holder").

                  WHEREAS, the Company has adopted the 1992 Stock Option Plan, as amended (the "Plan"), a copy of which the Option Holder acknowledges receiving, providing for the grant to key, full time salaried employees and its wholly-owned subsidiaries (individually, a "Subsidiary") of options to purchase shares of Common Stock, par value $1.00 per share, of the Company ("Shares"); and

                  WHEREAS, pursuant to the Plan, the Committee (as defined in the Plan) has determined to grant the option evidenced by this Agreement to the Option Holder on and subject to the terms and conditions set forth in this Agreement; and

                  WHEREAS, the Committee has instructed the undersigned officer to execute and deliver this Agreement in the name and on behalf of the Company;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


                  1.0      Grant of Option; Purchase Price.

                  1.1 The Company hereby grants to the Option Holder the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ______ shares of the Common Stock, $1.00 par value per share, of the Company (the "Shares").

                  1.2 The purchase price of the Shares shall be $________ per Share, without commission or other similar charge.

                  1.3 The Option is hereby designated and intended to be either (mark one): (a) an Incentive Stock Option as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); or (b) ___ a Nonqualified Stock Option (i.e., a stock option which is not an Incentive Stock Option).


                  2.0      Exercisability.

                  2.1 Except as otherwise provided in this Agreement, the Option shall become exercisable in installments in accordance with the following schedule:

  Time from Date                                  Percentage of Option
     of Grant                                          Exercisable

  Prior to First Anniversary                             0%
  After First Anniversary                               50%
  After Second Anniversary                             100%

The Option Holder may purchase all or any part of the Shares as to which the Option has become exercisable in accordance with the foregoing schedule and which the Option Holder has not theretofore purchased, until the Option becomes otherwise unexercisable in accordance with the terms of this Agreement.

                  2.2 Notwithstanding the installment exercisability schedule provided in Section 2.1 above, the Option shall become immediately exercisable in full ("accelerated vesting") in the event that either (a) there is a "Change of Control" (as defined below) of the Company, or (b) the Option Holder's employment with the Company is terminated without "Cause" (as defined below).


                  (a) For the purpose of this Agreement, a "Change of Control" shall mean the occurrence, including any necessary legal or regulatory approvals that are a condition precedent to the legality and validity of such event, of any of the following events:

                         (i)  The acquisition by any individual, entity or group
(within the meaning of Section 13(d)(3) or 14(d)(2)of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (1) the then outstanding shares of common stock of the Company (the  "Outstanding  Company Common Stock") or (2) the  combined voting power of the then  outstanding  voting  securities  of the
Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (1) any such acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by Company or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger, or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this Section 2.2a are satisfied; or

                           (ii)   Individuals   who,  as  of  the  date  hereof,
constitute the Board of Directors of the Company (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) A reorganization,  merger or consolidation,  in
each case, unless, following such reorganization, merger
or consolidation, (1) more than 65% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 35% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                         (iv) A complete liquidation or dissolution of the
Company or the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 65% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

                           (v) The issuance or transfer of sufficient  shares of
stock, or a merger, reorganization or consolidation, which results in (1) more than 50% of the then outstanding shares of common stock of the Company, or (2) securities having more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, being owned by other than the Company or persons who owned securities having more than 65% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company prior to the transaction;

provided, however, that (i) if a Change of Control as defined above shall be invalidated or rescinded as a result of regulatory action or otherwise prior to the exercise of the Option then the original installment exercisability schedule provided in Section 2.1 shall be reinstated, and provided further that to the extent the Option would have become exercisable under such schedule, it shall continue to be exercisable without regard to the reinstatement of such schedule and (ii) if as a result of the Change of Control an Option Holder will not have a reasonable period of time to exercise the Option after accelerated vesting, then the Company shall take appropriate action at the time of the Change of Control to permit the Option Holder to realize the value of the Option as if it had vested immediately prior to the Change of Control.

                  (b) For purposes of this Agreement, "Cause" shall mean (i) a material breach by the Option Holder of any of the Option Holder's duties to the Company (which duties for this purpose shall be those duties under a written employment agreement, if any, between the Option Holder and the Company), (ii) gross negligence or willful misconduct by the Option Holder in the performance of any such duties, (iii) the Option Holder's dishonesty to the Company, (iv) the Option Holder's conviction of a felony, or (v) the Option Holder's excessive absenteeism (as determined by the Committee) from the Option Holder's normal place of work not related to disability or to attending to the Company's business at other locations. The Option shall not be subject to accelerated vesting, however, to the extent that accelerated vesting shall constitute a "parachute payment" which, when aggregated with any other payments to the Option Holder that constitutes a "parachute payment," exceeds 299% of the Option Holder's "base amount." "Parachute Payment" and "base amount" shall have the meanings used in Section 280G of the Internal Revenue Code, without regard to Clause 280G(b)(2)(A)(ii) thereof.


                  2.3 The Option and all rights thereunder shall expire at the close of business on the day next preceding the tenth anniversary of the date of this Agreement (the "Expiration Date"), unless sooner terminated as provided in
Article 3.0 hereof. Anything in this Agreement to the contrary notwithstanding, the Option shall not be exercisable after the Expiration Date.

                  3.0      Continuous Employment a Requisite.

                  3.1 Except as specifically provided in this Article 3.0, this Option may not be exercised unless the Option Holder shall have been in the employ of the Company continuously from the Date of Grant to the date of exercise. In the event of termination of continuous employment of the Option Holder for any reason other than death, disability or discharge for cause, prior to expiration of the Option, the Option Holder may exercise this Option within three months following the date of such termination of employment, but not after the expiration of this Option and only to the extent to which the Option Holder was entitled to exercise it on the date of such termination.

                  3.2 If the Option Holder is discharged for Cause as determined by the Company, this Option shall expire as of receipt by the Option Holder of notice of such termination or the effective date thereof, whichever is earlier.

                  3.3 Upon the death of the Option Holder while in the continuous full time employment of the Company, this Option shall be exercisable within one year after the date of the Option Holder's death but not after the expiration of the Option, and only if and to the extent that the Option Holder was entitled to exercise it on the Option Holder's date of death; such exercise shall be made by the Option Holder's legal representatives or beneficiaries.

                  3.4 If the Option Holder is terminated for permanent and total disability as defined in the Plan and as determined by the Company, this Option shall be exercisable within one year after the date of the Option Holder's termination of employment but not after the expiration of the Option, and only if and to the extent the Option Holder was entitled to exercise it on the date of the Option Holder's termination for disability.

                  3.5 Whether and to what extent leaves of absence granted by the Company or absences due to illness, accident, or military or government service shall constitute termination or interruption of continuous full time employment shall be determined from time to time by the Committee or the Board of Directors consistent with the Plan, and any such determination shall be final and binding upon both the Option Holder and the Company.

                  4.0      Manner of Exercise.

                  4.1 The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Committee of all of the following prior to the time the Option or such portion becomes unexercisable under this Agreement:

                           (a) Notice in writing  signed by the Option Holder or
                  other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules of the Committee; and

                           (b) (i) Full  payment  (in cash or by check)  for the
                  Shares with respect to which the Option or portion thereof is thereby exercised; or

                                    (ii)  With  the  consent  of the  Committee,
                  shares of Common Stock of the Company owned by the Option Holder duly endorsed for transfer to the Company with a fair market value (as determined under the Plan) on the date of exercise equal to the aggregate purchase price of the Shares with respect to which the Option or portion thereof is exercised; or

                                    (iii)  Any combination of the consideration
                  provided in the foregoing subsections (i) and (ii); and

                           (c) The payment to the  Company of any amounts  which
                  it is required to withhold under federal, state or local law in connection with the exercise of the Option or portion thereof.

                  4.2 As soon as practicable after any exercise of the Option in accordance with Section 4.1, the Company shall, without commission, transfer or issuance tax or other incidental expense to the Option Holder, deliver to the Option Holder at the principal office of the Company or at such other place as may be mutually acceptable to the Company and the Option Holder, a certificate or certificates representing the Shares as to which the Option has been exercised; provided, however, that no Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), relating to the registration of the Shares or the availability of an exemption from registration, any applicable requirements of the "blue sky" laws of any State, and any other requirements of law, of any national securities exchange on which stock of the same class as the Shares is then listed, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully satisfied or complied with.

                  4.3 In the event the Option  shall be  exercised  pursuant  to
Article 3.0 hereof by any person or persons other than the Option Holder, the Company may require, prior to delivery of a certificate or certificates representing the Shares to be issued on such exercise, appropriate proof of the right of such person or persons to exercise the Option on behalf of the Option Holder.

                  4.4 In the event that the Option Holder disposes of Option Shares and, as a result of the disposition, recognizes ordinary income, the Option Holder shall give written notice to the Company, as soon as reasonably practicable, of such disposition and the amount taxable as ordinary income to the Option Holder as a result of the disposition.

                  5.0      Non-Transferability of Option.

                  Except as otherwise expressly provided in this Agreement, the Option and the rights granted thereunder may not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or any right granted thereunder contrary to the provisions of this Agreement shall result in the Option and the rights granted thereunder becoming immediately null and void.

                  6.0      Employment may be Terminated.

                  The granting of this Option shall not confer upon the Option Holder any right to continue in the employ of the Company and shall not interfere in any way with the right of the Company, with or without cause, to terminate the Option Holder's employment at any time.


                  7.0      Compliance with Legal Requirements.

                  If at the time of exercise of this Option there is not in effect as to the Option Shares thereby being purchased a registration statement under Securities Act of 1933, as amended (or any successor statute) (collectively, the "1933 Act"), the exercise of Option shall be effective only upon receipt by the Company from the Option Holder (or his legal representatives or beneficiaries) of a written representation that, among other things, the Option Shares are being purchased for investment and not for distribution. The Company may request an opinion of its counsel as to whether registration of the Option Shares being purchased is required under the 1933 Act or under applicable state statutes, and regulations thereunder. If counsel is of the opinion that such registration is not required or that an exemption from such registration is available, the Company shall issue the Option Shares forthwith. If counsel is of the opinion that such registration is required, the Company shall not be required to issue the Option Shares until they have been so registered, and the Company shall be under no obligation to register the Option Shares. The Option Holder hereby agrees to supply the Company with such information and cooperate with the Company, all as the Company may reasonably request, in connection with the preparation and filing of any registration statements and amendments thereto under the 1933 Act and applicable state statutes, and regulations thereunder, insofar as the same pertain to the Option Shares. The Company shall not be liable in respect of any failure to issue any such Shares as to which such opinion of counsel cannot be obtained within the period specified for the exercise of the Option, or as to which such registration is required in the opinion of counsel. In the event that shares of the Common Stock of the Company are at the time of the exercise of this Option listed upon a securities exchange, the exercise of the Option shall be contingent upon completion of the necessary steps to list upon such securities exchange the Option Shares then being purchased.

                  8.0 Additional Powers of the Committee and the Board of Directors.

                  The Committee or the Board of Directors may construe this Option and may correct any defect, supply any omission or reconcile any inconsistency herein or between the Option and the Plan, in the manner and to the extent that either of them shall determine. The Committee or the Board of Directors shall determine any dispute or disagreement which may arise under or as a result of or pursuant to this Option. All such decisions concerning the Option or the Plan shall be final, binding and conclusive on the Option Holder.

                  9.0      Rights as Shareholder.

                  Neither the Option Holder nor any other person legally entitled to exercise the Option shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable upon any exercise of the Option unless and until a certificate or certificates representing such Shares shall have been issued and delivered to such person.

                  10.0      Status of Option; Option Subject to Plan.

                  The Option evidenced hereby is subject to, and the Company and the Option Holder agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, all of which terms and conditions are incorporated herein by this reference.

                  11.0      Notices.

                  Any notices to be given under the terms of this Agreement to the Company shall be in writing addressed to FNB Rochester Corp., 35 State Street, Rochester, New York 14614, Attention: Stock Option Committee, and any notice to be given to the Option Holder shall be in writing addressed to the Option Holder at the address given beneath such Option Holder's signature hereto. By a notice given pursuant to this Article 11.0 either party may hereafter designate a different address for notices to be given, and any notice which is required to be given to the Option Holder shall, if the Option Holder is then deceased be given to the Option Holder's personal representative, if such representative has previously informed the Company of his, her or its status and address by written notice under this Article 11.0. Any notice shall be deemed duly given if personally delivered or mailed, addressed as set forth above, postage prepaid, by certified mail, return receipt requested, or by Federal Express or similar overnight delivery service.

                  12.0      Miscellaneous.

                  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York. Captions and titles are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Agreement. The term "Option" when used in this Agreement shall be deemed also to mean any portion of such Option.

                  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                           COMPANY:

                                           FNB ROCHESTER CORP.


                                           By:______________________________
                                                R. Carlos Carballada
                                            President & Chief Executive Officer


OPTION HOLDER:

[NAME]


---------------------------------
Signature

---------------------------------
Residence Address

---------------------------------
City, State and Zip Code

---------------------------------
Option Holder's Taxpayer
Identification Number

                          [vesting by share price/time]
                             STOCK OPTION AGREEMENT
                                    Under The
                               FNB ROCHESTER CORP.
                             1992 STOCK OPTION PLAN

                  STOCK OPTION AGREEMENT, dated as of ___________ (the "Date of Grant"), is made by and between FNB ROCHESTER CORP., a New York corporation (the "Company") and [NAME] (the "Option Holder").

                  WHEREAS, the Company has adopted the 1992 Stock Option Plan, as amended (the "Plan"), a copy of which the Option Holder acknowledges receiving, providing for the grant to key, full time salaried employees and its wholly-owned subsidiaries (individually, a "Subsidiary") of options to purchase shares of Common Stock, par value $1.00 per share, of the Company ("Shares"); and

                  WHEREAS, pursuant to the Plan, the Committee (as defined in the Plan) has determined to grant the option evidenced by this Agreement to the Option Holder on and subject to the terms and conditions set forth in this Agreement; and

                  WHEREAS, the Committee has instructed the undersigned officer to execute and deliver this Agreement in the name and on behalf of the Company;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


                  1.0      Grant of Option; Purchase Price.

                  1.1 The Company hereby grants to the Option Holder the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of __________ shares of the Common Stock, $1.00 par value per share, of the Company (the "Shares").

                  1.2 The purchase price of the Shares shall be $__________ per Share, without commission or other similar charge.

                  1.3 The Option is hereby designated and intended to be either (mark one): (a) an Incentive Stock Option as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); or (b) ___ a Nonqualified Stock Option (i.e., a stock option which is not an Incentive Stock Option).


                  2.0      Exercisability.

                  2.1 Except as otherwise provided in this Agreement, the Option shall become exercisable as follows:

                  (a) In installments equal to the "Percentage of Option Exercisable" indicated below (rounded down to the nearest whole share) upon the price of the Company's common stock reaching certain designated "30-Day Average Share Prices" , as more fully defined below. The 30-Day Average Share Prices and Percentage of Option Exercisable are as follows:


   30-Day Average Share Price           Percentage of Option Exercisable

              $----                                   --%

             $-----                                   --%

             $-----                                   --%


For purposes of this Agreement, the 30-Day Average Share Price of the Company's common stock shall be determined as follows:

                           (i) For each day that the stock  trades,  the Company
shall determine (using information provided by Nasdaq, or if information from Nasdaq is not available, information published in The Wall Street Journal) , the average of the stock's daily high and daily low to obtain the stock's "daily average price"

                           (ii) For each period of 30 consecutive calendar days,
the Company shall average the "daily average prices" for the days on which the stock traded during the 30-day period to obtain the 30-Day Average Share Price

To the extent the Option becomes exercisable under the preceding formula, subsequent reductions in the 30-Day Average Share Price will not adversely affect that exercisability.


                  (b) Notwithstanding the foregoing, but except as otherwise provided in this Agreement, the Option will become 100% exercisable nine (9) years from the Date of Grant.

The Option Holder may purchase all or any part of the Shares as to which the Option has become exercisable in accordance with the foregoing schedule and which the Option Holder has not theretofore purchased, until the Option becomes otherwise unexercisable in accordance with the terms of this Agreement.

                  2.2 Notwithstanding the installment exercisability schedule provided in Section 2.1 above, the Option shall become immediately exercisable in full ("accelerated vesting") in the event that either (a) there is a "Change of Control" (as defined below) of the Company, or (b) the Option Holder's employment with the Company is terminated without "Cause" (as defined below).


                  (a) For the purpose of this Agreement, a "Change of Control" shall mean the occurrence, including any necessary legal or regulatory approvals that are a condition precedent to the legality and validity of such event, of any of the following events:

                           (i)  The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (1) any such acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by Company or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger, or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this Section 2.2a are satisfied; or

                           (ii)   Individuals   who,  as  of  the  date  hereof,
constitute the Board of Directors of the Company (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) A reorganization,  merger or consolidation,  in
each case, unless, following such reorganization, merger
or consolidation, (1) more than 65% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 35% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                           (iv) A complete  liquidation  or  dissolution  of the
Company or the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 65% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

                           (v) The issuance or transfer of sufficient  shares of
stock, or a merger, reorganization or consolidation, which results in (1) more than 50% of the then outstanding shares of common stock of the Company, or (2) securities having more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, being owned by other than the Company or persons who owned securities having more than 65% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company prior to the transaction;

provided, however, that (i) if a Change of Control as defined above shall be invalidated or rescinded as a result of regulatory action or otherwise prior to the exercise of the Option then the original installment exercisability schedule provided in Section 2.1 shall be reinstated, and provided further that to the extent the Option would have become exercisable under such schedule, it shall continue to be exercisable without regard to the reinstatement of such schedule and (ii) if as a result of the Change of Control an Option Holder will not have a reasonable period of time to exercise the Option after accelerated vesting, then the Company shall take appropriate action at the time of the Change of Control to permit the Option Holder to realize the value of the Option as if it had vested immediately prior to the Change of Control.

                  (b) For purposes of this Agreement, "Cause" shall mean (i) a material breach by the Option Holder of any of the Option Holder's duties to the Company (which duties for this purpose shall be those duties under a written employment agreement, if any, between the Option Holder and the Company), (ii) gross negligence or willful misconduct by the Option Holder in the performance of any such duties, (iii) the Option Holder's dishonesty to the Company, (iv) the Option Holder's conviction of a felony, or (v) the Option Holder's excessive absenteeism (as determined by the Committee) from the Option Holder's normal place of work not related to disability or to attending to the Company's business at other locations. The Option shall not be subject to accelerated vesting, however, to the extent that accelerated vesting shall constitute a "parachute payment" which, when aggregated with any other payments to the Option Holder that constitutes a "parachute payment," exceeds 299% of the Option Holder's "base amount." "Parachute Payment" and "base amount" shall have the meanings used in Section 280G of the Internal Revenue Code, without regard to Clause 280G(b)(2)(A)(ii) thereof.

                  2.3 The Option and all rights thereunder shall expire at the close of business on the day next preceding the tenth anniversary of the date of this Agreement (the "Expiration Date"), unless sooner terminated as provided in
Article 3.0 hereof. Anything in this Agreement to the contrary notwithstanding, the Option shall not be exercisable after the Expiration Date.

                  3.0      Continuous Employment a Requisite.

                  3.1 Except as specifically provided in this Article 3.0, this Option may not be exercised unless the Option Holder shall have been in the employ of the Company continuously from the Date of Grant to the date of exercise. In the event of termination of continuous employment of the Option Holder for any reason other than death, disability or discharge for cause, prior to expiration of the Option, the Option Holder may exercise this Option within three months following the date of such termination of employment, but not after the expiration of this Option and only to the extent to which the Option Holder was entitled to exercise it on the date of such termination.

                  3.2 If the Option Holder is discharged for Cause as determined by the Company, this Option shall expire as of receipt by the Option Holder of notice of such termination or the effective date thereof, whichever is earlier.

                  3.3 Upon the death of the Option Holder while in the continuous full time employment of the Company, this Option shall be exercisable within one year after the date of the Option Holder's death but not after the expiration of the Option, and only if and to the extent that the Option Holder was entitled to exercise it on the Option Holder's date of death; such exercise shall be made by the Option Holder's legal representatives or beneficiaries.

                  3.4 If the Option Holder is terminated for permanent and total disability as defined in the Plan and as determined by the Company, this Option shall be exercisable within one year after the date of the Option Holder's termination of employment but not after the expiration of the Option, and only if and to the extent the Option Holder was entitled to exercise it on the date of the Option Holder's termination for disability.

                  3.5 Whether and to what extent leaves of absence granted by the Company or absences due to illness, accident, or military or government service shall constitute termination or interruption of continuous full time employment shall be determined from time to time by the Committee or the Board of Directors consistent with the Plan, and any such determination shall be final and binding upon both the Option Holder and the Company.

                  4.0      Manner of Exercise.

                  4.1 The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Committee of all of the following prior to the time the Option or such portion becomes unexercisable under this Agreement:

                  (a) Notice in writing signed by the Option Holder or other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules of the Committee; and

                  (b) (i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is thereby exercised; or

                           (ii) With the  consent  of the  Committee,  shares of
Common Stock of the Company owned by the Option
Holder duly endorsed for transfer to the Company with a fair market value (as determined under the Plan) on the date of exercise equal to the aggregate purchase price of the Shares with respect to which the Option or portion thereof is exercised; or

                           (iii) Any combination of the  consideration  provided
in the foregoing subsections (i) and (ii); and

                  (c) The payment to the Company of any amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option or portion thereof.


                  4.2 As soon as practicable after any exercise of the Option in accordance with Section 4.1, the Company shall, without commission, transfer or issuance tax or other incidental expense to the Option Holder, deliver to the Option Holder at the principal office of the Company or at such other place as may be mutually acceptable to the Company and the Option Holder, a certificate or certificates representing the Shares as to which the Option has been exercised; provided, however, that no Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), relating to the registration of the Shares or the availability of an exemption from registration, any applicable requirements of the "blue sky" laws of any State, and any other requirements of law, of any national securities exchange on which stock of the same class as the Shares is then listed, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully satisfied or complied with.

                  4.3 In the event the Option  shall be  exercised  pursuant  to
Article 3.0 hereof by any person or persons other than the Option Holder, the Company may require, prior to delivery of a certificate or certificates representing the Shares to be issued on such exercise, appropriate proof of the right of such person or persons to exercise the Option on behalf of the Option Holder.

                  4.4 In the event that the Option Holder disposes of Option Shares and, as a result of the disposition, recognizes ordinary income, the Option Holder shall give written notice to the Company, as soon as reasonably practicable, of such disposition and the amount taxable as ordinary income to the Option Holder as a result of the disposition.

                  5.0      Non-Transferability of Option.

                  Except as otherwise expressly provided in this Agreement, the Option and the rights granted thereunder may not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or any right granted thereunder contrary to the provisions of this Agreement shall result in the Option and the rights granted thereunder becoming immediately null and void.

                  6.0      Employment may be Terminated.

                  The granting of this Option shall not confer upon the Option Holder any right to continue in the employ of the Company and shall not interfere in any way with the right of the Company, with or without cause, to terminate the Option Holder's employment at any time.


                  7.0      Compliance with Legal Requirements.

                  If at the time of exercise of this Option there is not in effect as to the Option Shares thereby being purchased a registration statement under Securities Act of 1933, as amended (or any successor statute) (collectively, the "1933 Act"), the exercise of Option shall be effective only upon receipt by the Company from the Option Holder (or his legal representatives or beneficiaries) of a written representation that, among other things, the Option Shares are being purchased for investment and not for distribution. The Company may request an opinion of its counsel as to whether registration of the Option Shares being purchased is required under the 1933 Act or under applicable state statutes, and regulations thereunder. If counsel is of the opinion that such registration is not required or that an exemption from such registration is available, the Company shall issue the Option Shares forthwith. If counsel is of the opinion that such registration is required, the Company shall not be required to issue the Option Shares until they have been so registered, and the Company shall be under no obligation to register the Option Shares. The Option Holder hereby agrees to supply the Company with such information and cooperate with the Company, all as the Company may reasonably request, in connection with the preparation and filing of any registration statements and amendments thereto under the 1933 Act and applicable state statutes, and regulations thereunder, insofar as the same pertain to the Option Shares. The Company shall not be liable in respect of any failure to issue any such Shares as to which such opinion of counsel cannot be obtained within the period specified for the exercise of the Option, or as to which such registration is required in the opinion of counsel. In the event that shares of the Common Stock of the Company are at the time of the exercise of this Option listed upon a securities exchange, the exercise of the Option shall be contingent upon completion of the necessary steps to list upon such securities exchange the Option Shares then being purchased.

                  8.0 Additional Powers of the Committee and the Board of Directors.

                  The Committee or the Board of Directors may construe this Option and may correct any defect, supply any omission or reconcile any inconsistency herein or between the Option and the Plan, in the manner and to the extent that either of them shall determine. The Committee or the Board of Directors shall determine any dispute or disagreement which may arise under or as a result of or pursuant to this Option. All such decisions concerning the Option or the Plan shall be final, binding and conclusive on the Option Holder.

                  9.0      Rights as Shareholder.

                  Neither the Option Holder nor any other person legally entitled to exercise the Option shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable upon any exercise of the Option unless and until a certificate or certificates representing such Shares shall have been issued and delivered to such person.

                  10.0      Status of Option; Option Subject to Plan.

                  The Option evidenced hereby is subject to, and the Company and the Option Holder agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, all of which terms and conditions are incorporated herein by this reference.

                  11.0      Notices.

                  Any notices to be given under the terms of this Agreement to the Company shall be in writing addressed to FNB Rochester Corp., 35 State Street, Rochester, New York 14614, Attention: Stock Option Committee, and any notice to be given to the Option Holder shall be in writing addressed to the Option Holder at the address given beneath such Option Holder's signature hereto. By a notice given pursuant to this Article 11.0 either party may hereafter designate a different address for notices to be given, and any notice which is required to be given to the Option Holder shall, if the Option Holder is then deceased be given to the Option Holder's personal representative, if such representative has previously informed the Company of his, her or its status and address by written notice under this Article 11.0. Any notice shall be deemed duly given if personally delivered or mailed, addressed as set forth above, postage prepaid, by certified mail, return receipt requested, or by Federal Express or similar overnight delivery service.

                  12.0      Miscellaneous.

                  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York. Captions and titles are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Agreement. The term "Option" when used in this Agreement shall be deemed also to mean any portion of such Option.

                  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                        COMPANY:

                                        FNB ROCHESTER CORP.


                                        By:______________________________
                                            R. Carlos Carballada
                                       President & Chief Executive Officer

OPTION HOLDER:

[NAME]


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Signature

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Residence Address

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City, State and Zip Code



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Option Holder's Taxpayer Identification Number